Exhibit 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES STRONG SECOND QUARTER
RESULTS

REPORTS INCOME BEFORE TAXES AND MINORITY INTEREST OF $259.3
MILLION ON $395.4 MILLION IN NET REVENUES, EARNINGS PER SHARE OF
$0.44

GREENWICH, CONN, July 24, 2008 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic market maker and broker, today reported diluted earnings per share of $0.44 for the quarter ended June 30, 2008, compared to pro forma diluted earnings per share of $0.28 for the same period in 2007.

Net revenues were $395.4 million and income before income taxes and minority interest was $259.3 million for the quarter, compared to net revenues of $294.7 million and income before income taxes of $164.5 million for the same period in 2007.

Business Highlights

•                  Diluted earnings per share increased by 57.1% from the year ago quarter.

•                  65.6% pre-tax margin for this quarter.

•                  Market Making pre-tax income grew 73.3% from the year ago quarter.

•                  74.3% Market Making pre-tax margin for this quarter.

•                  Electronic Brokerage pre-tax income rose 32.4% from the year ago quarter.

•                  47.7% Electronic Brokerage pre-tax margin for this quarter.

•                  Cleared DARTs increased to 285,000, or 50.8%, from the year ago quarter.

“We are pleased to announce a 57% year on year increase in our earnings for the second quarter,” said Thomas Peterffy, our Chairman and CEO.  “Perhaps the most remarkable development during the quarter was the very substantial increase in futures trading on the part of our customers.  We see evidence that our solid financial footing and comprehensive risk controls are attracting customers to us from weaker competitors.  These times of financial strain among our broker dealer competitors represent a unique opportunity for us to increase our customer acquisition rates and to widen our technological lead.”

Segment Overview

Electronic Brokerage

Electronic Brokerage segment income before income taxes grew 32.4% in the quarter ended June 30, 2008 compared to the same period in 2007.  This growth was driven by higher revenues from commission and execution fees and a small increase in net interest income.  Pre-tax margin increased from 44.4% in the second quarter of 2007 to 47.7% for this quarter, reflecting leverage from automation.  Total DARTs* for cleared and execution-only customers increased 38.1% to 326,000 during the three months ended June 30, 2008, compared to 236,000 during the three months ended June 30, 2007.  Cleared DARTs increased by 50.8% to 285,000 for the three months ended June 30, 2008 compared to the same period in 2007.

Market Making

Market Making segment income before income taxes increased 73.3% in the quarter ended June 30, 2008 compared to the same period in 2007.  Pre-tax margin expanded to 74.3% in this quarter from 61.5% in the same quarter of 2007.  High market volumes and volatility demonstrated the benefits of our automated trading system and integrated real time risk management.  Market Making options contract volume in the quarter ended June 30, 2008 increased by 13.1% from the same period in 2007.

*Daily average revenue trades (DARTs) are based on customer orders.

Conference Call Information:

Interactive Brokers Group will hold a conference call with investors today, July 24, 2008, at 5:30 p.m. EDT to discuss its second quarter results. Investors who would like to listen to the conference call live should dial 877-440-5803 (U.S. domestic) and 719-325-4850 (international). The number should be dialed approximately ten minutes prior to the start of the conference call. Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:

Interactive Brokers Group is an automated global electronic market maker and broker specializing in routing orders and executing and processing trades in securities, futures and foreign exchange instruments on more than 70 electronic exchanges and trading venues around the world. As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with direct access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers Group continuously integrates its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:

The foregoing information contains certain forward-looking statements that reflect the company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company’s operations and business environment which may cause the company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company’s financial results may be found in the company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Andrew Wilkinson, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

OPERATING DATA

TRADE VOLUMES:

(in 000’s, except %)

					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2003	32,772		22,748		2,367		57,887		230
2004	41,506	27%	28,876	27%	2,932	24%	73,314	27%	290
2005	54,044	30%	34,800	21%	7,380	152%	96,224	31%	382
2006	66,043	22%	51,238	47%	12,828	74%	130,109	35%	518
2007	99,086	50%	72,931	42%	16,638	30%	188,655	45%	752

2Q2007	24,169		15,787		3,961		43,917		697
2Q2008	21,189	-12%	26,618	69%	3,961	0%	51,768	18%	809

CONTRACT AND SHARE VOLUMES:

(in 000’s, except %)

TOTAL

	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2003	194,358		31,034		17,038,250
2004	269,715	39%	37,748	22%	17,487,528	3%
2005	409,794	52%	44,560	18%	21,925,120	25%
2006	563,623	38%	62,419	40%	34,493,410	57%
2007	673,144	19%	83,134	33%	47,324,798	37%

2Q2007	153,370		19,141		11,201,297
2Q2008	172,053	12%	25,739	34%	11,584,762	3%

MARKET MAKING

	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2003	177,459		6,638		12,578,584
2004	236,569	33%	10,511	58%	12,600,280	0%
2005	308,613	30%	11,551	10%	15,625,801	24%
2006	371,929	21%	14,818	28%	21,180,377	36%
2007	447,905	20%	14,520	-2%	24,558,314	16%

2Q2007	99,032		3,169		5,359,564
2Q2008	112,019	13%	4,807	52%	4,741,437	-12%

BROKERAGE TOTAL

	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2003	16,898		24,396		4,459,667
2004	33,146	96%	27,237	12%	4,887,247	10%
2005	101,181	205%	33,009	21%	6,299,319	29%
2006	191,694	89%	47,601	44%	13,313,033	111%
2007	225,239	17%	68,614	44%	22,766,484	71%

2Q2007	54,338		15,972		5,841,733
2Q2008	60,034	10%	20,932	31%	6,843,325	17%

* Includes options on futures

BROKERAGE CLEARED

	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2003	11,351		19,086		3,612,503
2004	16,438	45%	24,118	26%	4,339,462	20%
2005	23,456	43%	30,646	27%	5,690,308	31%
2006	32,384	38%	45,351	48%	12,492,870	120%
2007	51,586	59%	66,278	46%	20,353,584	63%

2Q2007	12,019		15,501		5,311,592
2Q2008	18,905	57%	20,586	33%	6,037,978	14%

* Includes options on futures

BROKERAGE STATISTICS

(in 000’s, except % and where noted)

	2Q2008	2Q2007	% Change
Total Accounts	103	86	20%
Customer Equity (in billions) **	$10.2	$7.4	38%

Cleared DARTs	285	189	51%
Total Customer DARTs	326	236	38%

(in $’s, except DART per account)
Avg. Commission per DART	$4.30	$4.86
Avg. DART per Account (Annualized)	713	566
Avg. Net Revenue per Account (Annualized)	$4,263	$4,084

** Excludes non-customers (i.e., officers, directors and affiliated parties)

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

SEGMENT FINANCIAL INFORMATION

(UNAUDITED)

		Three Months		Six Months
		Ended June 30,		Ended June 30,
		2008	2007	2008	2007
		(in millions)

Market Making	Net revenues	$271.7	$189.4	$675.0	$422.7
	Non-interest expenses	69.8	72.9	152.1	152.2

	Income before income taxes	$201.9	$116.5	$522.9	$270.5

	Pre-tax profit margin	74%	62%	77%	64%

Electronic Brokerage	Net revenues	$124.3	$100.8	$252.5	$195.3
	Non-interest expenses	65.0	56.0	135.4	115.8

	Income before income taxes	$59.3	$44.8	$117.1	$79.5

	Pre-tax profit margin	48%	44%	46%	41%

Corporate*	Net revenues	$(0.6)	$4.5	$(3.7)	$7.5
	Non-interest expenses	1.3	1.3	3.0	2.6

	Income before income taxes	$(1.9)	$3.2	$(6.7)	$4.9

Total	Net revenues	$395.4	$294.7	$923.8	$625.5
	Non-interest expenses	136.1	130.2	290.5	270.6

	Income before income taxes and minority interest	$259.3	$164.5	$633.3	$354.9

	Pre-tax profit margin	66%	56%	69%	57%

*  Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	Actual	Pro forma	Actual	Pro forma
	2008	2007	2008	2007
	(in millions, except share and per share data)

Revenues:
Trading gains	$266.0	$150.3	$644.6	$349.1
Commissions and execution fees	85.5	60.3	173.7	116.6
Interest income	128.8	205.1	272.7	389.6
Other income	17.7	22.6	48.5	47.3

Total revenues	498.0	438.3	1,139.5	902.6

Interest expense	102.6	143.6	215.7	277.1

Total net revenues	395.4	294.7	923.8	625.5

Non-interest expenses:
Execution and clearing	74.0	81.4	161.1	171.5
Employee compensation and benefits	38.5	28.9	79.9	61.7
Occupancy, depreciation and amortization	8.6	6.5	17.1	12.4
Communications	4.6	3.5	8.6	6.9
General and administrative	10.4	9.9	23.8	18.1

Total non-interest expenses	136.1	130.2	290.5	270.6

Income before income taxes and minority interest	259.3	164.5	633.3	354.9

Income tax expense	28.6	8.2	62.0	20.6
Minority interest	(212.4)	(144.7)	(525.8)	(309.9)

Net income	$18.3	$11.6	$45.5	$24.4

Earnings per share
Basic	$0.45	$0.29	$1.13	$0.61
Diluted	$0.44	$0.28	$1.10	$0.61

Weighted average common shares outstanding
Basic	40,410,989	40,142,196	40,277,424	40,142,196
Diluted	400,148,064	401,317,851	400,720,486	401,317,851

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30, 2008	December 31, 2007
	(in millions)
Assets
Cash and cash equivalents	$431.3	$521.8
Cash and securities - segregated for regulatory purposes	5,246.9	5,232.6
Securities borrowed	5,418.3	6,862.0
Trading assets, at fair value	13,263.3	16,857.5
Receivable from customers, net of allowance	2,484.1	1,916.1
Receivable from brokers, dealers and clearing organizations	2,296.8	2,484.2
Other assets	653.2	667.9

Total assets	$29,793.9	$34,542.1

Liabilities and stockholders’ equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$12,874.2	$14,315.9
Securities loaned	2,817.0	4,968.9
Short-term borrowings	627.7	1,415.7
Other payables:
Customers	7,672.4	7,630.7
Brokers, dealers and clearing organizations	930.4	1,568.6
Other payables	612.8	608.0
	9,215.6	9,807.3

Senior notes payable and senior secured credit facility	230.7	460.5
Minority interest	3,553.6	3,165.4
Stockholders’ equity	475.1	408.4

Total liabilities and stockholders’ equity	$29,793.9	$34,542.1

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

2Q07 PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended June 30, 2007
	Historical	Adjustments	Pro Forma(1)
	(in millions, except share and per share data)
Statement of Income Data:
Revenues:
Trading gains	$150.3	$—	$150.3
Commissions and execution fees	60.3	—	60.3
Interest income	205.1	—	205.1
Other income	22.6	—	22.6

Total revenues	438.3	—	438.3

Interest expense	143.6	—	143.6

Total net revenues	294.7	—	294.7

Non-interest expenses:
Execution and clearing	81.4	—	81.4
Employee compensation and benefits	28.9	—	28.9
Occupancy, depreciation and amortization	6.5	—	6.5
Communications	3.5	—	3.5
General and administrative(2)	9.9	(0.0)	9.9

Total non-interest expenses	130.2	(0.0)	130.2

Income before income taxes and minority interest	164.5	0.0	164.5
Income tax expense(3),(4)	2.7	5.5	8.2
Minority interest(5)	—	(144.7)	(144.7)

Net income	$161.8	$(150.2)	$11.6

Earnings per share(6)
Basic			$0.29
Diluted			$0.28

Weighted average common shares outstanding
Basic			40,142,196
Diluted			401,317,851

See accompanying notes to unaudited pro forma consolidated statement of income.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

SIX MONTHS ENDED JUNE 30, 2007 PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Six Months Months Ended June 30, 2007
	Historical	Adjustments	Pro Forma(1)
	(in millions, except share and per share data)
Statement of Income Data:
Revenues:
Trading gains	$349.1	$—	$349.1
Commissions and execution fees	116.6	—	116.6
Interest income	389.6	—	389.6
Other income	47.3	—	47.3

Total revenues	902.6	—	902.6

Interest expense	277.1	—	277.1

Total net revenues	625.5	—	625.5

Non-interest expenses:
Execution and clearing	171.5	—	171.5
Employee compensation and benefits	61.7	—	61.7
Occupancy, depreciation and amortization	12.4	—	12.4
Communications	6.9	—	6.9
General and administrative(2)	18.0	0.1	18.1

Total non-interest expenses	270.5	0.1	270.6

Income before income taxes and minority interest	355.0	(0.1)	354.9
Income tax expense(3),(4)	8.9	11.7	20.6
Minority interest(5)	—	(309.9)	(309.9)

Net income	$346.1	$(321.7)	$24.4

Earnings per share(6)
Basic			$0.61
Diluted			$0.61

Weighted average common shares outstanding
Basic			40,142,196
Diluted			401,317,851

See accompanying notes to unaudited pro forma consolidated statement of income.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

Represents adjustments to reflect the following:

(1)

The unaudited pro forma consolidated statement of income for the three and six month periods ended June 30, 2007 give pro forma effect to the recapitalization, and the consummation of our initial public offering and our application of the net proceeds from the offering to purchase membership interests in IBG LLC from IBG Holdings as though such transactions had occurred on January 1, 2007. Pro forma earnings per share calculations (i) include restricted shares of Common Stock that have been issued or are to be issued pursuant to the 2007 ROI Unit Stock Plan and (ii) issuance of restricted shares of Common Stock pursuant to the 2007 Stock Incentive Plan, but excludes shares of Common Stock that are issuable in the future pursuant to the 2007 Stock Incentive Plan.

(2)	Adjusted for Delaware franchise taxes, $0.165 million annually.

(3)

The income tax adjustments of $5.5 million and $11.7 million for the three and six month periods ended June 30, 2007, respectively, represent the sum of the incremental current and deferred income tax expense for these periods (referenced in note 4 below).

(4)

Subsequent to the IPO, additional deferred income tax expense is $25.4 million, calculated on a straight line basis, resulting from the amortization of the deferred tax asset of $380.8 million arising from the acquisition of the 10.3% member interest in IBG LLC (see note 3 above) over 15 years. Of this amount, $4.4 million and $8.8 million would have been amortizable for the three and six month periods ended June 30, 2007, respectively, under current tax law. This additional deferred income tax expense is, however, fully offset by reduced current income tax expense in calculating the total provision for income taxes.

(5)

Adjusted for the approximate 89.7% interest in IBG LLC that IBG Holdings LLC holds arising from the Recapitalization and the IPO, including initial share issuances pursuant to employee equity incentive plans (see note 1 above). The adjustments are equal to approximately 89.7% of IBG LLC’s total net income for the periods presented.

(6)

Basic earnings per share were calculated based on 40.1 million shares of Common Stock and 100 shares of Class B common stock being outstanding. Diluted earnings per share were calculated based on an assumed purchase by us of all remaining IBG LLC membership interests held by IBG Holdings LLC and the issuance by us of 360 million shares of Common Stock, resulting in a total of 401.3 million shares deemed outstanding as of the beginning of each period. There is no impact on earnings per share for such purchase and issuance because 100% of net income before minority interest would be available to common stockholders as IBG Holdings LLC would no longer hold a minority interest. Therefore, the net income utilized to calculate diluted earnings per share would be $113 million and $237 million for the three and six month period ended June 30, 2007, respectively.

Diluted weighted average common shares outstanding include 1.2 million shares of Common Stock to be issued pursuant to the 2007 ROI Unit Stock Plan. Shares of Common Stock to be issued in connection with the 2007 Stock Incentive Plan have been excluded from diluted weighted average common shares outstanding because such shares are non-dilutive.